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                                                                    Exhibit 10.2

                      SECOND AMENDMENT TO CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Second Amendment") is made as of the 15th day of November, 2002, by and among URBAN OUTFITTERS, INC., a Pennsylvania corporation ("Urban"), and certain of its subsidiaries listed on
Schedule 1 to the Credit Agreement (as defined below) (together with Urban, individually and collectively, the "Borrowers"); the Lenders party to the Credit Agreement defined below, WACHOVIA BANK, NATIONAL ASSOCIATION (formerly known as First Union National Bank), as administrative agent for the Lenders ("Administrative Agent") and JPMORGAN CHASE BANK, as a lender and an Issuing Bank ("JPMC").

                                   BACKGROUND

          Borrowers and Administrative Agent entered into a Credit Agreement dated September 12, 2001, as amended by First Amendment to Credit Agreement and Guaranty Agreement dated September 11, 2002 (as amended hereby and as may be further amended, restated or modified from time to time, the "Credit Agreement") to fund the Borrowers' working capital and general corporate requirements and support the issuance of letters of credit for the account of any Borrower.

          JPMC is becoming a Lender under the Credit Agreement under an Assignment and Acceptance Agreement dated of even date herewith.

          Borrowers, Lenders, Administrative Agent and JPMC have agreed to certain amendments to the Credit Agreement, each as set forth herein and subject to the terms and conditions hereof.

          In consideration of the foregoing and the premises and the agreements hereinafter set forth, and intending to be legally bound hereby, effective as of the Second Amendment Effective Date (as defined below), the parties hereto agree as follows:

          1.   Definitions.

               a. General Rule. Unless otherwise defined herein, terms used herein which are defined in the Credit Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

               b. Additional Definitions. As of the Second Amendment Effective Date, the following definitions are hereby added to Section 1.1 of the Credit Agreement in proper alphabetical order to read as follows:

               "JPMC" means JPMorgan Chase Bank, a New York state banking association, and its successors.

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               "Second Amendment" means Second Amendment to Credit
          Agreement by and among Borrowers, Lenders, Administrative Agent and JPMorgan Chase Bank dated November __, 2002.

               "Second Amendment Effective Date" means the date on which the conditions set forth in Paragraph 15 of the Second Amendment have been satisfied.

               "Wachovia" means Wachovia Bank, National Association (formerly known as First Union National Bank), a national banking association, and its successors.

               c. Amended Definition. As of the Second Amendment Effective Date, the following definition found in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "Issuing Lender" means, collectively, Wachovia and JPMC, each in its capacity as issuer of any Letter of Credit, or any successor thereto.

               d. Replaced Definition. All references in the Credit Agreement to "First Union" shall be deemed to be references to "Wachovia."

          2. Amendment and Restatement of Schedule 2 (Lenders and Commitments). As of the Second Amendment Effective Date, Schedule 2 to the Credit Agreement (Lenders and Commitments) is amended and restated in its entirety as set forth on Schedule 2 hereto, to reflect the addition of JPMC as a Lender.

          3. Deletion of Schedule 5 to the Credit Agreement. As of the Second Amendment Effective Date, Schedule 5 to the Credit Agreement (Import Letter of Credit Pricing) is hereby deleted in its entirety.

          4. Amendment to Section 3.1 of the Credit Agreement (L/C Commitment.) As of the Second Amendment Effective Date, the lead-in to Section
3.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

         Section 3.1 L/C Commitment. Subject to the terms and conditions hereof, each Issuing Lender: (i) agrees to issue standby and documentary letters of credit for the account of any Borrower or Guarantor and (ii) agrees to issue Alternate Currency Letters of Credit for the account of any Non-U.S. Borrower (collectively, "Letters of Credit"), on any Business Day from the Closing Date through but not including the Termination Date in such form as may be approved from time to time by each Issuing Lender; provided, that no Issuing Lender shall have any obligation to issue any Letter of Credit if:

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          5.   New Section 3.1(b)(vi) of the Credit Agreement (L/C Commitment).
As of the Second Amendment Effective Date, a new Section 3.1(b)(vi) is hereby added to the Credit Agreement as follows:

                    vi. at the time of issuance of any Letter of Credit by JPMC, the amount available to be drawn under the Letter of Credit requested from JPMC together with the face amount of all other outstanding Letters of Credit issued by JPMC plus any unreimbursed draws under Letters of Credit issued by JPMC shall not exceed Ten Million Dollars ($10,000,000);

          6. Amendment to Section 3.2(d) of the Credit Agreement (Terms of Letters of Credit). As of the Second Amendment Effective Date, Section 3.2(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

          (d) be subject to the Uniform Customs and, to the extent not inconsistent therewith: (i) the laws of the Commonwealth of Pennsylvania, with respect to Wachovia as the Issuing Lender, or (ii) the laws of the State of New York, with respect to JPMC as the Issuing Lender.

          7. Amendment to Section 3.5 of the Credit Agreement (Procedure for Issuance of Letters of Credit.) As of the Second Amendment Effective Date,
Section 3.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          Section 3.5 Procedure for Issuance of Letters of Credit. The Borrowers may from time to time request that an Issuing Lender issue a Letter of Credit, or request that a Letter of Credit be amended or extended, by delivering to such Issuing Lender (which Issuing Lender shall be at the discretion of Borrowers, subject to the terms of Section 3.1(b)(vi) hereof) at its office listed in Section 13.1(b), an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request. Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article V hereof, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any standby Letter of Credit earlier than three (3) Business Days, or any documentary Letter of Credit earlier than one (1) Business Day, after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrowers. The Issuing

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          Lender shall promptly furnish to the Borrowers a copy of such
          Letter of Credit.

          8. Amendment to Section 3.6(b) of the Credit Agreement (Commissions and Other Charges.) As of the Second Amendment Effective Date, Section 3.6(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

               (b) In connection with the issuance, transfer, extension, modification or other administration of any Letter of Credit, the Borrowers shall pay to the Issuing Lender upon request all customary costs and expenses of the Issuing
          Lender therefore.

          9. New Section 3.6(c) of the Credit Agreement (Commissions and Other Charges). As of the Second Amendment Effective Date, a new Section 3.6(c) is hereby added to the Credit Agreement in its entirety as follows:

               (c) All fees, commissions, costs, expenses or other charges paid to an Issuing Lender by Borrowers under this Section 3.6 shall be non-refundable.

          10. Amendment to Section 3.9 of the Credit Agreement (Obligations Absolute). As of the Second Amendment Effective Date, the last sentence of
Section 3.9 is hereby deleted in its entirety and replaced with the following two sentences:

               The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each determination of whether drafts or other documents presented under a Letter of Credit comply with the terms thereof. In furtherance of the foregoing, and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in compliance with the terms of such Letter of Credit.

          11. Amendment to Section 3.12 (Continuing Letter of Credit Agreement). As of the Second Amendment Effective Date, Section 3.12 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          Section 3.12.  Letter of Credit Documents.

               (a) Wachovia. Letters of Credit and amendments thereto issued by Wachovia, as Issuing Lender, shall be requested,

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          processed and issued, and draws thereon shall be negotiated, processed and paid, in accordance with and subject to the terms and procedures of: (i) the Continuing Letter of Credit Agreement and/or (ii) the Import Express Electronic Letter of Credit Service Agreement between Wachovia and Anthropologie, Inc. dated July 5, 2000 and the Import
          Express Electronic Letter of Credit Service Agreement between Wachovia and Urban dated July 5, 2000.

               (b) JPMC. Letters of Credit and amendments thereto issued by JPMC, as Issuing Lender, are subject to the terms and procedures of: (i) the Continuing Agreement for Commercial and Standby Letters of Credit by and between JPMC and Borrowers dated October 30, 2002 and (ii) the Agreement for Trade-Related Electronic Services by and between JPMC and Borrowers dated October 30, 2002.

          12. New Section 3.13 (Letter of Credit Reports). As of the Second Amendment Effective Date, a new Section 3.13 is hereby added to the Credit Agreement as follows:

          3.13 Letter of Credit Reports. Each Issuing Lender shall deliver to the Administrative Agent: (i) within five (5) Business Days after the last day of each calendar month, a report of the actual daily outstandings for each day in the previous month for all Letters of Credit issued by such Issuing Lender; and (ii) immediately upon the request of Administrative Agent, a daily report of all actual daily outstanding Letters of Credit issued by such Issuing Lender for the period requested by the Administrative Agent. Additionally, the Administrative Agent shall promptly report to each Lender, within fifteen (15) Business Days after the end of each month, the average daily outstandings for each day in the previous month for all Letters of Credit.

          13. Amendment to Section 13.6 (Binding Arbitration; Waiver of Jury Trial; Preservation of Remedies). As of the Second Amendment Effective Date,
Section 13.6 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          Section 13.6. Waiver of Jury Trial; Preservation of Remedies.

          (a)  [Intentionally Omitted.]

          (b) Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH BORROWER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE, CLAIM OR CONTROVERSY IN
          CONNECTION WITH THIS

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          AGREEMENT, THE NOTES, THE LETTERS OF CREDIT OR THE OTHER
          LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR
          THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND
          OBLIGATIONS.

               (c) Preservation of Certain Remedies. The parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a dispute, claim or controversy arising out of this Agreement, the Notes, the Letters of Credit or any other Loan Document. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under applicable law or by judicial foreclosure and sale; (ii) all rights of self help including without limitation peaceful occupation of property and collection of rents, set off, and peaceful possession of property; (iii) obtaining provisional or ancillary remedies including without limitation injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding; and (iv) when applicable, a judgment by confession of judgment.

          14. Representations and Warranties. Borrowers hereby represent and warrant to Lenders as follows:

               a. Representations. As of the Second Amendment Effective Date the Borrowers represent and warrant as follows: (i) the representations and warranties set forth in Article VI of the Credit Agreement are true and correct in all material respects, except for any representation or warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date; (ii) there is no Event of Default or Default under the Credit Agreement, as amended hereby, which has not been cured or waived; and
(iii) no Borrower is aware of any Material Adverse Effect.

               b. Power and Authority. Each Borrower has the power and authority under the laws of its jurisdiction of formation and under its respective formation documents to enter into and perform this Second Amendment and the other documents and agreements required hereunder (collectively, the "Amendment Documents"); all necessary actions (corporate or otherwise) for the execution and performance by each Borrower of the Amendment Documents have been taken; and each of the Amendment Documents and the Credit Agreement, as amended, constitute the valid and binding obligations of Borrowers, enforceable in accordance with its respective terms.

               c. No Violations of Law or Agreements. The execution and performance of the Amendment Documents by Borrowers will not: (i) violate any provisions of

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any law or regulation, federal, state, local, or foreign, or any formation document of any Borrower or (ii) result in any breach or violation of, or constitute a default or require the obtaining of any consent under, any material agreement or instrument by which any Borrower or its property may be bound.

          15. Conditions to Effectiveness of Amendment. This Second Amendment shall be effective upon the date of Administrative Agent's receipt of the following documents, each in form and substance reasonably satisfactory to Administrative Agent:

               a. Second Amendment. This Second Amendment duly executed by Borrowers, Lenders, Administrative Agent and JPMC.

               b. Assignment and Assumption Agreement. A duly executed Assignment and Assumption Agreement under which JPMC is assigned no less than $10,000,000 of the Commitment.

               c. Promissory Notes. Amended and restated Notes duly executed by Borrowers in favor of each Lender; in form and substance acceptable to Administrative Agent, which Notes amend, restate, replace and supersede (but are not a novation of) the Note by Borrowers in favor of Wachovia in the original principal amount of $30,000,000 dated September 11, 2002.

               d. Letter Agreement for Letter of Credit Fees. A duly executed letter agreement by and between each Issuing Lender and Borrowers with respect to additional Letter of Credit fees due under Section 3.6(b) of the Credit Agreement.

               e. Other Documents. Such additional documents as Administrative Agent may reasonably request.

          16. Affirmations. Borrowers hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Second Amendment, and (ii) agree that the terms and conditions of the Credit Agreement shall continue in full force and effect as amended hereby.

          17. Guarantors. The Guarantors, as evidenced by their signature below, hereby: (i) affirm all the provisions of the Credit Agreement, as amended by this Second Amendment, (ii) agree that the terms and conditions of the Credit Agreement shall continue in full force and effect as amended hereby and (iii) agree that the terms and conditions of the Guaranty Agreement, as amended and supplemented, shall continue in full force and effect.

          18.  Miscellaneous.

               a. Borrowers agree to pay or reimburse Administrative Agent for all reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by Administrative Agent in connection with the preparation, execution and delivery of this Second Amendment.

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               b.  This Second Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law or choice of law principles.

               c. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

               d. Except as expressly set forth herein, the execution, delivery and performance of this Second Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent, any Issuing Lender, or Lenders under the Credit Agreement and the agreements and documents executed in connection therewith or constitute a waiver of any provision thereof.

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          IN WITNESS WHEREOF, the undersigned have executed this Second
Amendment the day and year first above written.


                                        Borrowers:

                                        URBAN OUTFITTERS, INC.,
                                        as a Borrower

                                        By:   /S/ Richard A. Hayne
                                              --------------------
                                              Name: Richard A. Hayne
                                              Title: President

                                        UO FENWICK, INC.,
                                        as a Borrower

                                        By:   /S/ Kenneth J. Kubacki
                                              ----------------------
                                              Name: Kenneth J. Kubacki
                                              Title: President

                                        INTER-URBAN, INC.,
                                        as a Borrower

                                        By:   /S/ Kenneth J. Kubacki
                                              ----------------------
                                              Name: Kenneth J. Kubacki
                                              Title: President

                                        URBAN OUTFITTERS (DELAWARE), INC.,
                                        as a Borrower

                                        By:   /S/ Kenneth R. Bull
                                              -------------------
                                              Name: Kenneth R. Bull
                                              Title: Treasurer

                                        ANTHROPOLOGIE (DELAWARE), INC.,
                                        as a Borrower

                                        By:   /S/ Kenneth R. Bull
                                              -------------------
                                              Name: Kenneth R. Bull
                                              Title: Treasurer

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                                        URBAN OUTFITTERS UK LIMITED,
                                        as a Borrower

                                        By:   /S/ Richard A. Hayne
                                              --------------------
                                              Name: Richard A. Hayne
                                              Title: Director


                                        By:   /S/ Stephen A. Feldman
                                              ----------------------
                                              Name: Stephen A. Feldman
                                              Title: Director


                                        URBAN OUTFITTERS IRELAND LIMITED,
                                        as a Borrower

                                        By:   /S/ Stephen A. Feldman
                                              ----------------------
                                              Name: Stephen A. Feldman
                                              Title: Director


                                        By:   /S/ Glen A. Bodzy
                                              -----------------
                                              Name: Glen A. Bodzy
                                              Title: Director


                                        Lenders:

                                        WACHOVIA BANK, NATIONAL
                                        ASSOCIATION (f/k/a First Union National
                                        Bank), as a Lender, Issuing Lender and
                                        as Administrative Agent

                                        By:   /S/ Susan T. Vitale
                                              -------------------
                                              Name: Susan T. Vitale
                                              Title: Vice President

                                        JPMORGAN CHASE BANK, as a Lender and
                                        Issuing Lender

                                        By:   /S/ James A. Knight
                                              -------------------
                                              Name: James A. Knight
                                              Title: Vice President

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                                        Guarantors:

                                        ANTHROPOLOGIE, INC.,
                                        as a Guarantor

                                        By:   /S/ Richard A. Hayne
                                              -----------------------
                                              Name: Richard A. Hayne
                                              Title: Vice President


                                        URBAN OUTFITTERS WHOLESALE, INC.,
                                        as a Guarantor

                                        By:   /S/ Kenneth R. Bull
                                              ------------------------
                                              Name: Kenneth R. Bull
                                              Title: Treasurer


                                        URBAN OUTFITTERS DIRECT, LLC,
                                        as a Guarantor

                                        By:   /S/ Stephen A. Feldman
                                              -------------------------------
                                              Name: Stephen A. Feldman
                                              Title: Chief Financial Officer


                                        ANTHROPOLOGIE DIRECT, LLC,
                                        as a Guarantor

                                        By:   /S/ Stephen A. Feldman
                                              -------------------------------
                                              Name: Stephen A. Feldman
                                              Title: Chief Financial Officer


                                        U.O.D., INC.,
                                        as a Guarantor

                                        By:   /S/ Kenneth J. Kubacki
                                              ------------------------------
                                              Name: Kenneth J. Kubacki

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                                              Title: President

                                        U.O.D. SECONDARY, INC.
                                        as a Guarantor

                                        By:   /S/ Kenneth J. Kubacki
                                              -----------------------------
                                              Name: Kenneth J. Kubacki
                                              Title: President


                                        UOGC, INC.,
                                        as a Guarantor


                                        By:   /S/ Stephen  A. Feldman
                                              -----------------------------
                                              Name: Stephen A. Feldman
                                              Title: Chief Financial Officer


                                        URBAN OUTFITTERS WEST LLC


                                        By:   /S/ Stephen A. Feldman
                                              -----------------------------
                                              Name: Stephen A. Feldman
                                              Title: Chief Financial Officer



                                        FREE PEOPLE LLC

                                        By:   /S/ Kenneth R. Bull
                                              --------------------------
                                              Name: Kenneth R. Bull
                                              Title: Treasurer

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